UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2016

Venaxis, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD
On January 26, 2016, Venaxis, Inc. ("Venaxis") entered into a Master Agreement (the "Master Agreement") with Strand Life Sciences Private Limited, an Indian company ("Strand"), and into related share acquisition agreements with Strand's shareholders.  Venaxis issued a press release announcing the proposed transactions and will hold an investor call on January 27, 2016 to describe the proposed transaction.  The press release and script of the investor call are attached to this Form 8-K as exhibits.
The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transactions. In connection with the proposed transactions, a proxy statement of Venaxis will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT VENAXIS, STRAND AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Venaxis on the SEC's website at http://www.sec.gov. Free copies of Venaxis' SEC filings are also available from Venaxis, Inc., 1585 South Perry Street, Castle Rock, Colorado 80104, Attention: Corporate Secretary.
Participants in the Solicitation
Venaxis and its executive officers, directors and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Venaxis' shareholders with respect to the proposed transactions. Information regarding the executive officers and directors of Venaxis is set forth in its definitive proxy statement for its 2015 annual meeting filed with the SEC on July 24, 2015. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions.
Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of Venaxis, Inc., issued January 26, 2016

99.2	Script of January 27, 2016 Investor Call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Venaxis, Inc. (Registrant)
January 27, 2016	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Venaxis, Inc., issued January 26, 2016
99.2	Script of January 27, 2016 Investor Call

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